MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO
SEMIANNUAL REPORT                                               August 15, 2000

Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.

MARKET  REVIEW
-------------------------------------------------------------------------------

[GRAPHIC]

In stark contrast to 1999, when virtually every major equity market recorded dramatic gains, the first six months of 2000 produced a market correction as three interest rate hikes, valuation concerns and inflation fears combined to start slowing the red-hot economy down. When the Federal Reserve Board (the "Fed") raised the Fed Funds' rate by one-half percentage point in May, it marked the third increase in five months totaling a full one-percent. Inflation-adjusted gross domestic product (GDP) shot up 5.5% in the first quarter, following a 7.3% increase in the previous quarter, and investors began taking a closer look at valuations, particularly among technology stocks.


The result was sluggish performance across the board during the period. The Standard & Poor's 500 Index (S&P 500) declined 0.43% and the NASDAQ was down 2.54%, which includes a 13.27% dip in the second quarter. The Dow Jones Industrial Average (DJIA) lost 8.44% during the period.

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/00

                                 6 Months    1 Year      5 Years   Inception*
-------------------------------------------------------------------------------
Class H                            -2.44%      4.12%       17.94%     11.42%
Class I                            -2.50       4.12         N/A        5.59
S&P 500 Index                      -0.43       7.24        23.80      18.37
-------------------------------------------------------------------------------

*Inception: since commencement of issuance on January 2, 1992 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and the period from January 1, 2000 through February 29, 2000, the Portfolio's adviser voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

Our exposure to technology sectors, which stood at 25.5% at year-end, has risen to 29.6% as we look to stocks with price weakness. Our overweight in technology contributed as much to the Portfolio's negative performance, a 3.4% decline, as any other sector in the past six months. In May, we focused more on energy, technology and health care sectors, believing that analysts were underestimating earnings in those sectors.

Cisco Systems, at 4.3% of holdings, remained the Portfolio's largest holding but Microsoft and Apple Computer fell from our top 10 holdings. JDS Uniphase, the fast-growing fiber optic engineering company, was our second largest holding. During the period, the Portfolio increased its position in cash and cash equivalents from 8.1% to 19.1%

OUTLOOK
-------------------------------------------------------------------------------

Despite fears of inflation, rising interest rates and the general unevenness of the market, the outlook for equities going into the second half looks reasonably favorable. Growth forecasts now call for a 3.5% annual increase in GDP for the year and the rate of inflation may slow, particularly when oil prices are factored out of the equation. Oil prices are likely to decline during the second half, while the Federal Reserve appears neutral about imposing another rate increase during its August 22 meeting. Any blip in oil production or employment costs, however, may trigger one more rate increase.

On the corporate front, we expect a number of positive earnings surprises this summer as large pockets of the technology sector continue strong, sustainable growth. Negative earnings surprises and previous interest rate hikes have already been priced into the market. With the prospects of a soft landing, leaving the U.S. economy with moderate growth, we believe corporate profits will range between 17-18% for the rest of this year and between 9-10% in 2001.

We believe that six interest rate hikes in the past 13 months, totaling 1.5%, have done their job in slowing down the torrid economy, and look forward to slower, more sustainable growth. Sectors such as consumer cyclicals and capital goods that can take advantage of strong global economies, especially in Western Europe, seem likely to perform well in the second half of the year.

While we expect some sectors, and certainly individual companies, to continue to thrive going forward, uncertainty about interest rates is likely to mean persistent market volatility during the second half of the year. Yet, we believe corporate profits will rise into double digits through year-end on the strength of generally positive earnings. Stock selection is likely to play a key role in the Portfolio's performance.

To take advantage of the market in the coming months, the Portfolio is focusing on technology stocks, particularly those exhibiting price weakness. We also upped our exposure to energy companies while maintaining positions in consumer cyclicals and capital goods, both of which should benefit from more moderate growth. Once we see more confirmation that the Fed feels inflation has been tamed and that further interest rate hikes are unlikely, we also expect the financial sector to rebound.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO
SEMIANNUAL REPORT

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*               6/30/00                12/31/99
------------------------------------------------------------------------
Stocks                                     75.9%                  85.0%
Convertible Bonds/Preferred Stocks          5.0%                   6.9%
Cash Equivalents                           19.1%                   8.1%
No. of Securities                             73                     99
Net Assets ($mm)                          $27.13                 $28.66
------------------------------------------------------------------------

TOP FIVE SECTORS*                6/30/00                                       12/31/99
---------------------------------------------------------------------------------------
Technology                         24.4%      Technology                         25.5%
Financial                          14.8       Financial                          16.0
Consumer Cyclical                  11.8       Consumer Cyclical                  15.5
Energy                             10.6       Utilities                           8.9
Capital Goods                       5.5       Capital Goods                       7.8
---------------------------------------------------------------------------------------
Total                              67.1       Total                              73.7

TOP 10 HOLDINGS*                 6/30/00                                        12/31/99
----------------------------------------------------------------------------------------
Cisco Systems                       4.3%      Cisco Systems                       3.4%
JDS Uniphase                        2.5       Applied Materials                   3.2
Citigroup                           2.2       Microsoft                           2.3
Chevron                             2.1       Apple Computer                      2.1
Morgan Stanley Dean Witter & Co.    2.1       Dell Computer                       1.9
Dell Computer                       2.0       Exxon-Mobil                         1.9
Exxon-Mobil                         1.9       JDS Uniphase                        1.9
Schering-Plough                     1.9       Dayton Hudson                       1.8
IBM                                 1.9       United Technologies                 1.8
Applied Materials                   1.8       AT&T                                1.7
----------------------------------------------------------------------------------------
Total                              22.7       Total                              22.0

*Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander                 /s/ Brian M. Storms

MARGO ALEXANDER                     BRIAN M. STORMS
Chairman and                        President and
Chief Executive Officer             Chief Operating Officer
Mitchell Hutchins                   Mitchell Hutchins
Asset Management Inc.               Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

 NUMBER OF
  SHARES                                           VALUE
-----------                                      --------
COMMON STOCKS--75.86%
AIRLINES--0.65%
    3,500  Delta Air Lines, Inc. .............   $  176,969
                                                 ----------
BANKS--3.79%
    9,216  Chase Manhattan Corp. .............      424,512
   10,000  Citigroup, Inc. ...................      602,500
                                                 ----------
                                                  1,027,012
                                                 ----------
BROADCASTING & PUBLISHING--0.35%
    1,600  NTL Inc.* .........................       95,800
                                                 ----------
CHEMICALS--1.40%
   12,600  Dow Chemical Co. ..................      380,363
                                                 ----------
COMPUTER HARDWARE--7.37%
    6,000  Apple Computer, Inc.* .............      314,250
   18,200  Cisco Systems Inc.* ...............    1,156,837
   10,700  Dell Computer Corp.* ..............      527,644
                                                 ----------
                                                  1,998,731
                                                 ----------
COMPUTER SOFTWARE--4.73%
    3,100  BMC Software, Inc.* ...............      113,102
    4,700  IBM Corp. .........................      514,944
    5,600  Microsoft Corp.* ..................      448,000
   14,200  Unisys Corp.* .....................      206,787
                                                 ----------
                                                  1,282,833
                                                 ----------
CONSUMER DURABLES--1.46%
    8,500  Whirlpool Corp. ...................      396,313
                                                 ----------
DEFENSE & AEROSPACE--1.55%
    6,400  Boeing Co. ........................      267,600
    3,500  TRW Inc. ..........................      151,812
                                                 ----------
                                                    419,412
                                                 ----------
DIVERSIFIED RETAIL--2.37%
    7,000  Federated Department Stores, Inc.*       236,250
    7,000  Target Corp. ......................      406,000
                                                 ----------
                                                    642,250
                                                 ----------
DRUGS & MEDICINE--3.16%
    7,150  Pfizer, Inc. ......................      343,200
   10,200  Schering-Plough Corp. .............      515,100
                                                 ----------
                                                    858,300
                                                 ----------
ELECTRIC UTILITIES--1.97%
    5,200  Duke Energy Corp. .................      293,150
    6,000  Energy East Corp. .................      114,375
    3,300  Unicom Corp. ......................      127,669
                                                 ----------
                                                    535,194
                                                 ----------
ELECTRICAL EQUIPMENT--3.74%
    3,075  Honeywell, Inc. ...................      103,589
    9,400  Jabil Circuit Inc.* ...............      466,475
    2,400  Johnson Controls Inc. .............      123,150
   11,100  Motorola, Inc. ....................      322,594
                                                 ----------
                                                  1,015,808
                                                 ----------
ELECTRICAL POWER--0.62%
    2,800  Emerson Electric Co. ..............      169,050
                                                 ----------
ENERGY RESERVES & PRODUCTION--7.53%
    6,700  Chevron Corp. .....................      568,244
    6,400  El Paso Energy Corp. ..............      326,000
    6,708  Exxon Mobil Corp. .................      526,578
    3,900  Phillips Petroleum Co. ............      197,681
    6,900  Royal Dutch Petroleum Co., ADR ....      424,781
                                                 ----------
                                                  2,043,284
                                                 ----------
ENTERTAINMENT--1.33%
    5,300  Viacom, Inc., Class B* ............      361,394
                                                 ----------
FINANCIAL SERVICES--2.64%
    4,500  Federal Home Loan Mortgage Corp. ..      182,250
    5,400  General Electric Co. ..............      286,200
    5,800  MBNA Corp. ........................      157,325
    1,000  Providian Financial Corp. .........       90,000
                                                 ----------
                                                    715,775
                                                 ----------
FOREST PRODUCTS, PAPER--2.01%
    6,871  Georgia-Pacific Corp. .............      180,364
    3,700  International Paper Co. ...........      110,306
    5,900  Weyerhaeuser Co. ..................      253,700
                                                 ----------
                                                    544,370
                                                 ----------
INDUSTRIAL PARTS--3.31%
    2,900  Ingersoll Rand Co. ................      116,729
    7,600  Mettler-Toledo International Inc.*       304,000
    8,100  United Technologies Corp. .........      476,887
                                                 ----------
                                                    897,616
                                                 ----------
INDUSTRIAL SERVICES & SUPPLIES--0.80%
    4,600  Tyco International Ltd., ADR ......      217,925
                                                 ----------
INFORMATION & COMPUTER SERVICES--1.09%
    5,600  America Online Inc.* ..............      295,400
                                                 ----------
LONG DISTANCE & PHONE COMPANIES--1.72%
   10,150  MCI Worldcom Inc.* ................      465,631
                                                 ----------
MEDIA--0.60%
    4,000  Comcast Corp., Class A* ...........      162,000
                                                 ----------
MEDICAL PRODUCTS--1.04%
    4,000  Baxter International, Inc. ........      281,250
                                                 ----------
MINING & METALS--0.94%
    8,800  Alcoa, Inc. .......................      255,200
                                                 ----------


                                                                               5

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

 NUMBER OF
  SHARES                                           VALUE
-----------                                     ----------
COMMON STOCKS--(CONCLUDED)
MOTOR VEHICLES--2.20%
    2,800  Borg Warner Automotive, Inc. ......   $   98,350
    8,047  Delphi Automotive Systems Corp. ...      117,184
    8,900  Ford Motor Co. ....................      382,700
                                                 ----------
                                                    598,234
                                                 ----------
OIL REFINING--0.90%
    5,000  Conoco, Inc. ......................      122,812
    4,300  Tosco Corp. .......................      121,744
                                                 ----------
                                                    244,556
                                                 ----------
OIL SERVICES--2.14%
    9,600  Halliburton Co. ...................      453,000
    2,400  Transocean Sedco Forex, Inc. ......      128,250
                                                 ----------
                                                    581,250
                                                 ----------
OTHER INSURANCE--1.30%
    4,150  AMBAC Financial Group Inc. ........      227,472
    6,000  Metlife Inc* ......................      126,375
                                                 ----------
                                                    353,847
                                                 ----------
PUBLISHING--1.66%
    5,700  Knight Ridder, Inc. ...............      303,169
    3,700  New York Times Co., Class A .......      146,150
                                                 ----------
                                                    449,319
                                                 ----------
SECURITIES & ASSET MANAGEMENT--3.01%
    7,400  AXA Financial Inc. ................      251,600
    6,800  Morgan Stanley Dean Witter & Co. ..      566,100
                                                 ----------
                                                    817,700
                                                 ----------
SEMICONDUCTOR--7.44%
    5,400  Applied Materials, Inc.* ..........      489,375
    7,400  Atmel Corp.* ......................      272,875
    3,500  Intel Corp. .......................      467,906
    5,600  JDS Uniphase Corp.* ...............      671,300
    1,600  Vitesse Semiconductor Corp.* ......      117,700
                                                 ----------
                                                  2,019,156
                                                 ----------
SPECIALTY RETAIL--1.04%
    4,300  Circuit City Stores, Inc. .........      142,706
    9,000  Staples, Inc.* ....................      138,375
                                                 ----------
                                                    281,081
                                                 ----------
Total Common Stocks (cost--$16,150,541) ......   20,583,023
                                                 ----------

PREFERRED STOCK--0.90%
WIRELESS TELECOMMUNICATIONS--0.90%
    4,000  Nextel Communications, Inc.*
           (cost--$158,500) ..................      244,750
                                                 ----------


6

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PRINCIPAL
 AMOUNT
 (000)                                                                       MATURITY DATES    INTEREST RATES       VALUE
----------                                                                  ----------------  ----------------    --------
CONVERTIBLE BONDS--4.08%
FINANCIAL SERVICES--4.08%
$     900  Bell Atlantic Financial Services Inc.+ (cost--$900,000) .......      09/15/05           4.250%       $ 1,107,000
                                                                                                                -----------
SHORT-TERM U.S. AGENCY OBLIGATION--20.45%
    5,549  Federal Farm Credit Bank Discount Notes (cost--$5,546,975) ....      07/03/00           6.570@         5,546,975
                                                                                                                -----------
Total Investments (cost--$22,756,016)--101.29% ...........................                                       27,481,748
Liabilities in excess of other assets--(1.29)% ...........................                                         (349,431)
                                                                                                                -----------
Net Assets--100.00% ......................................................                                      $27,132,317
                                                                                                                ===========

------------------
*    Non-income producing security
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR  American Depositary Receipt
@    Interest rate shown is discount rate at date of purchase.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$22,756,016) ......................................................         $27,481,748
Cash .........................................................................................................               3,926
Receivable for investments sold ..............................................................................              16,121
Dividends and interest receivable ............................................................................              19,414
Other assets .................................................................................................               1,255
                                                                                                                       -----------
Total assets .................................................................................................          27,522,464
                                                                                                                       -----------
LIABILITIES
Payable for investments purchased ............................................................................             299,814
Payable to affiliates ........................................................................................              22,242
Accrued expenses and other liabilities .......................................................................              68,091
                                                                                                                       -----------
Total liabilities ............................................................................................             390,147
                                                                                                                       -----------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized) ..........................................          19,900,845
Undistributed net investment income ..........................................................................              92,455
Accumulated net realized gains from investment transactions ..................................................           2,413,285
Net unrealized appreciation of investments ...................................................................           4,725,732
                                                                                                                       -----------
Net assets ...................................................................................................         $27,132,317
                                                                                                                       ===========
CLASS H:
Net assets ...................................................................................................         $19,773,155
                                                                                                                       -----------
Shares outstanding ...........................................................................................           1,327,811
                                                                                                                       -----------
Net asset value, offering price and redemption value per share ...............................................              $14.89
                                                                                                                            ======
CLASS I:
Net assets ...................................................................................................         $ 7,359,162
                                                                                                                       -----------
Shares outstanding ...........................................................................................             494,371
                                                                                                                       -----------
Net asset value, offering price and redemption value per share ...............................................              $14.89
                                                                                                                            ======

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                       FOR THE SIX
                                                                                                                       MONTHS ENDED
                                                                                                                      JUNE 30, 2000
                                                                                                                       (UNAUDITED)
                                                                                                                      -------------
INVESTMENT INCOME:
Interest .....................................................................................................         $   141,568
Dividends (net of foreign withholding taxes of $803) .........................................................             126,633
                                                                                                                       -----------
                                                                                                                           268,201
                                                                                                                       -----------
EXPENSES:
Investment advisory and administration .......................................................................              97,407
Legal and audit ..............................................................................................              28,970
Reports and notices to shareholders ..........................................................................              12,070
Custody and accounting .......................................................................................               9,420
Distribution fee--Class I ....................................................................................               8,546
Trustees' fees ...............................................................................................               3,750
Transfer agency fees and related service expenses ............................................................               1,630
Other expenses ...............................................................................................              16,379
                                                                                                                       -----------
                                                                                                                           178,172
Less: Fee waiver from adviser ................................................................................              (2,561)
                                                                                                                       -----------
Net expenses .................................................................................................             175,611
                                                                                                                       -----------
Net investment income ........................................................................................              92,590
                                                                                                                       -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investments ..........................................................................           2,413,821
Net change in unrealized appreciation/depreciation of investments ............................................          (3,156,380)
                                                                                                                       -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ................................................            (742,559)
                                                                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................................          $ (649,969)
                                                                                                                       ===========

         See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        FOR THE SIX     FOR THE
                                                                                                        MONTHS ENDED   YEAR ENDED
                                                                                                       JUNE 30, 2000   DECEMBER 31,
                                                                                                         (UNAUDITED)      1999
                                                                                                      ---------------  ------------
FROM OPERATIONS:
Net investment income .................................................................................  $    92,590  $     91,533
Net realized gains from investments ...................................................................    2,413,821     1,821,542
Net change in unrealized appreciation/depreciation of investments .....................................   (3,156,380)      788,421
                                                                                                         ------------- ------------
Net increase (decrease) in net assets resulting from operations .......................................     (649,969)    2,701,496
                                                                                                         ------------- -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H ........................................................................      (69,395)         (296)
Net investment income--Class I ........................................................................      (22,273)          (47)
Net realized gains from investments--Class H ..........................................................   (1,376,246)           --
Net realized gains from investments--Class I ..........................................................     (441,711)           --
                                                                                                         -------------  ----------
Total dividends and distributions to shareholders .....................................................   (1,909,625)         (343)
                                                                                                         -------------  -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..................................................................    5,483,545    13,898,885
Cost of shares repurchased ............................................................................   (6,359,414)  (14,267,919)
Proceeds from dividends reinvested ....................................................................    1,909,625     1,829,366
                                                                                                         ------------    ---------
Net increase in net assets from beneficial interest transactions ......................................    1,033,756     1,460,332
                                                                                                         ------------    ---------
Net increase (decrease) in net assets .................................................................   (1,525,838)    4,161,485

NET ASSETS:
Beginning of period ...................................................................................   28,658,155    24,496,670
                                                                                                         -----------    ----------
End of period (including undistributed net investment income of $92,455 and $91,533, respectively) ....  $27,132,317  $ 28,658,155
                                                                                                         ===========  ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

     The Fund accounts separately for the assets, liabilities, and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio's average daily net assets. At June 30, 2000, the Portfolio owed Mitchell Hutchins $16,256 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended June 30, 2000, Mitchell Hutchins waived $2.

     For the six months ended June 30, 2000, the Portfolio paid $16,578 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

     On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

DISTRIBUTION PLAN

     Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

period January 1, 2000 to February 29, 2000, Mitchell Hutchins voluntarily agreed to waive $2,559 of the distribution fees on Class I shares. At June 30, 2000, the Portfolio owed Mitchell Hutchins $5,986 in distribution fees.

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

     At June 30, 2000, the components of net unrealized appreciation of investments were as follows:

    Gross appreciation (investment having an excess of value over cost) ........    $ 6,047,313
    Gross depreciation (investment having an excess of cost over value) ........     (1,321,581)
                                                                                    -----------
    Net unrealized appreciation of investments .................................    $ 4,725,732
                                                                                    ===========

     For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $7,164,624 and $10,885,080, respectively.

SECURITIES LENDING

     The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation of $6 from the Portfolio for the six months ended June 30, 2000.

     For the six months ended June 30, 2000, the Portfolio earned $20 net of fees, rebates and expenses, for securities lending transactions. At June 30, 2000, there were no securities out on loan.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                CLASS H                                        CLASS I
                             ------------------------------------------------   -------------------------------------------
                                                                                                         FOR THE PERIOD
                                    FOR THE                  FOR THE                  FOR THE           JANUARY 5, 1999+
                               SIX MONTHS ENDED            YEAR ENDED           SIX MONTHS ENDED            THROUGH
                                JUNE 30, 2000           DECEMBER 31, 1999         JUNE 30, 2000        DECEMBER 31, 1999
                             -----------------------  -----------------------   --------------------  ---------------------
                              SHARES       AMOUNT      SHARES      AMOUNT       SHARES     AMOUNT      SHARES     AMOUNT
                             ---------  ------------  --------- -------------   -------- -----------  --------  -----------
Shares sold ..............    224,828   $ 3,460,845    475,891  $  7,077,528    129,752  $2,022,700   457,242   $ 6,821,357
Shares repurchased .......   (363,529)   (5,660,749)  (879,980)  (13,103,459)   (44,420)   (698,665)  (77,853)   (1,164,460)
Dividends reinvested .....     92,432     1,445,642    124,442     1,829,319     29,647     463,983         3            47
                             ---------  ------------  --------- -------------   -------- -----------  --------  -----------
Net increase (decrease) ..    (46,269)  $  (754,262)  (279,647) $ (4,196,612)   114,979  $1,788,018   379,392    $5,656,944
                             =========  ============  ========= =============   ======== ===========  ========  ===========

----------------------
+  Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                    CLASS H                                    CLASS I
                                           -------------------------------------------------------- -------------------------------
                                            FOR THE SIX       FOR THE YEARS ENDED DECEMBER 31,       FOR THE SIX     FOR THE PERIOD
                                           MONTHS ENDED     -----------------------------------     MONTHS ENDED   JANUARY 5, 1999+
                                           JUNE 30, 2000                                            JUNE 30, 2000       THROUGH
                                            (UNAUDITED)  1999      1998      1997    1996     1995   (UNAUDITED)   DECEMBER 31, 1999
                                           ------------- ----      ----      ----    ----     ----  -------------  -----------------
Net asset value, beginning of period ......  $ 16.34   $ 14.81   $ 13.69  $ 12.27  $ 11.83  $  9.16   $ 16.35          $ 14.70
                                             -------   -------   -------  -------  -------  -------   -------          -------
Net investment income .....................     0.06      0.05@     0.07     0.10     0.06     0.10      0.04             0.04@
Net realized and unrealized gains (losses)
  from investments ........................    (0.41)     1.48@     2.16     3.88     2.53     2.70     (0.40)            1.61@
                                               -------   -------   -------  -------  -------  -------   -------          -------
Net increase (decrease) from investment
  operations ..............................    (0.35)     1.53      2.23     3.98     2.59     2.80     (0.36)            1.65
                                             -------   -------   -------  -------  -------  -------   -------          -------
Dividends from net
  investment income .......................    (0.05)    (0.00)#   (0.07)   (0.10)   (0.06)   (0.10)    (0.05)           (0.00)#
Distributions from net realized
  gains from investments ..................    (1.05)      --      (1.04)   (2.46)   (2.09)   (0.03)    (1.05)              --
                                             -------   -------   -------  -------  -------  -------   -------          -------
Total dividends and distributions .........    (1.10)    (0.00)#   (1.11)   (2.56)   (2.15)   (0.13)    (1.10)          (0.00)#
                                             -------   -------   -------  -------  -------  -------   -------          -------
Net asset value, end of period ............  $  14.89  $ 16.34   $ 14.81  $ 13.69  $ 12.27  $ 11.83   $ 14.89          $ 16.35
                                             ========  =======   =======  =======  =======  =======   =======          =======
Total investment return(1) ................    (2.44)%   10.33%    16.32%   32.45%   22.12%   30.52%    (2.50)%          11.23%
                                             ========  =======   =======  =======  =======  =======   =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's) .........  $19,773   $22,457   $24,497  $18,493  $14,520  $14,797   $ 7,359          $ 6,201
Expenses to average net assets,
  before waiver from adviser ..............     1.22%*    1.23%     1.04%    1.04%    1.58%    1.37%     1.46%*           1.48%*
Expenses to average net assets,
  after waiver from adviser ...............     1.22%*    1.23%     1.04%    1.04%    1.58%    1.37%     1.38%*           1.23%*
Net investment income to
  average net assets, before
  waiver from adviser .....................     0.70%*    0.36%     0.46%    0.71%    0.49%    0.94%     0.48%*           0.04%*
Net investment income to
  average net assets, after
  waiver from adviser .....................     0.70%*    0.36%     0.46%    0.71%    0.49%    0.94%     0.56%*           0.29%*
Portfolio turnover rate ...................       30%       65%       69%      92%      99%     134%       30%              65%

----------------------
+    Commencement of issuance of shares.
*    Annualized
@    Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
#    Amount is less than $0.005.

SEMIANNUAL REPORT
-------------------------------------------------------------------------------

MITCHELL
HUTCHINS SERIES
TRUST


GROWTH AND
INCOME PORTFOLIO


JUNE 30, 2000



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